Exhibit 10.4

Execution Version

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is entered into as of this 15th day of July, 2024, among EASTERLY GOVERNMENT PROPERTIES LP, a Delaware limited partnership (the “Borrower”), EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation (the “Parent”), the entities listed on the signature pages hereto as the subsidiary guarantors from time to time (the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), CITIBANK, N.A., Wells Fargo Bank, N.A. (“Wells Fargo”) and PNC Bank, National Association (“PNC”), as the initial issuers of Letters of Credit (the “Initial Issuing Banks”) and CITIBANK, N.A. (“Citi”), as administrative agent (together with any successor administrative agent appointed pursuant to Section 8.06 of the Credit Agreement, the “Administrative Agent”) for the Lender Parties.

Recitals

The Borrower, the Parent, the Guarantors, the Initial Lenders, the Initial Issuing Banks and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of July 23, 2021 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of July 22, 2022, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of November 23, 2022 and that certain Third Amendment to Second Amended and Restated Credit Agreements dated as of May 30, 2023, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The Borrower has requested that the Administrative Agent and the Lenders make conforming amendments to certain provisions of the Credit Agreement and the Administrative Agent and the Lenders are willing to make such amendments to the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I

AMENDMENTS TO CREDIT AGREEMENT
1.1
Amendments to Credit Agreement.
(a)
Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety:
(i)
“Sustainability Rating”
(ii)
“Sustainability Metric Percentage”
(b)
Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions:
(i)
“ESG” has the meaning specified in Section 2.22(a).
(ii)
“ESG Amendment” has the meaning specified in Section 2.22(a).
(iii)
“ESG Pricing Provisions” has the meaning specified in Section 2.22(a).

(iv)
“Existing Revolving Credit Agreement” means that certain Credit Agreement dated as of June 3, 2024 among the Borrower, the Parent, the other guarantors party thereto, the lenders party thereto and Citibank, N.A. as administrative agent, as the same has been or may hereafter be, amended or otherwise modified, together with any replacement or successor facility that Borrower may enter into (including without limitation, any amendment and restatement of the Credit Agreement referred to above).
(v)
“KPI’s” has the meaning specified in Section 2.22(a).
(vi)
“Leverage Increase Period” has the meaning specified in Section 5.04(a)(i).
(vii)
“Unsecured Leverage Increase Period” has the meaning specified in Section 5.04(b)(i).
(c)
The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by deleting the paragraph immediately following subsection (b) in its entirety.
(d)
The definition of “Funds from Operations” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Funds From Operations” means, with respect to the Parent, net income (computed in accordance with GAAP), excluding from such amount (i) gains (or losses) from sales of property and extraordinary and unusual items, (ii) the amortization of lease inducements into rental income, (iii) non-cash compensation expense as reported in the publicly filed financial statements of the Parent, (iv) to the extent subtracted in computing net income, non-recurring items of the Parent and its Subsidiaries determined on a consolidated basis and in accordance with GAAP and (v) depreciation and amortization, and after adjustments for unconsolidated Joint Ventures. Adjustments for unconsolidated Joint Ventures will be calculated to reflect funds from operations on the same basis.”

(e)
The definition of “RC Maturity Date” is Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““RC Maturity Date” means the earliest to occur of (a) July 23, 2025, (b) the date of termination of all of the Revolving Credit Commitments by the Borrower pursuant to Section 2.05 or (c) the date of termination of all of the Revolving Credit Commitments and the Letter of Credit Commitments pursuant to Section 6.01.”

(f)
The definition of “Senior Financing Transaction” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “and Existing Revolving Credit Agreement” immediately after the words “Existing Term Loan Agreement”.
(g)
The following shall be added to the Credit Agreement as a new Section 2.22 entitled “Sustainability Adjustments Amendment”:

“Section 2.22 Sustainability Adjustments Amendment

(a) ESG Amendment. On or prior to the date which is twelve (12) months following the Closing Date, the Borrower, in consultation with the Administrative Agent, shall be entitled to establish specified Key Performance Indicators (“KPI’s”) with respect to certain Environmental, Social and Governance (“ESG”) targets of the Borrowers and their Subsidiaries. The Administrative Agent and the Borrower may amend this Agreement (such amendment, the “ESG Amendment”) solely for the purpose of incorporating the KPI’s and other related provisions (the “ESG Pricing Provisions”) into this Agreement, and any such amendment (including provisions with respect to the reporting and validation of the measurement of the proposed KPI’s) shall become effective with the written consent of the Required Lenders, the Borrower and the Administrative Agent. Upon the effectiveness of any such ESG Amendment, based on the Borrower’s performance against the KPI’s, certain adjustments (increase, decrease or no adjustment) to the otherwise applicable Applicable Margin for Base Rate Advances, Adjusted Term SOFR Advances and Adjusted DSS Advances; provided that the amount of such adjustments shall not exceed a 0.01% increase and/or decrease in the otherwise applicable Applicable Margin for Base Rate Advances, Adjusted Term SOFR Advances and Adjusted DSS Advances, and the adjustments to the Applicable Margin for Base Rate Advances shall be the same as the adjustments to the Applicable Margin for Adjusted Term SOFR Advances and Adjusted DSS Advances; provided further that (i) in no event shall the Applicable Margin for Base Rate Advances, Adjusted Term SOFR Advances and Adjusted DSS Advances be less than zero and (ii) such adjustments shall be made on a per annum basis, and shall not be cumulative from year to year. The pricing adjustments pursuant to the KPI’s will require, among other things, reporting and validation of the measurement of the KPI’s in a manner that is aligned with the sustainability linked loan principles and is to be agreed between the Administrative Agent and the Borrower (each acting reasonably), including the appointment of a sustainability assurance provider. Following the effectiveness of the ESG Amendment, any modification to the ESG Pricing Provisions shall be subject only to the consent of the Borrower and the Required Lenders if such modification does not have the effect of reducing the applicable Applicable Margin for Base Rate Advances, Adjusted Term SOFR Advances and Adjusted DSS Advances to a level not otherwise permitted by this Section 2.22(a) (it being understood that any such modification having the effect of reducing the Applicable Margin for Base Rate Advances, Adjusted Term SOFR Advances and Adjusted DSS Advances to a level not otherwise permitted by this paragraph would require approval by all affected Lenders in accordance with Section 9.01).

(b) Sustainability Structuring. The Administrative Agent will (i) assist the Borrower in determining the ESG Pricing Provisions in connection with the ESG Amendment and (ii) assist the Borrower in preparing informational materials focused on ESG to be used in connection with the ESG Amendment.

(c) Sustainability-Linked Loan. Each party to this Agreement hereby agrees that the Facility is not and shall not be a sustainability-linked loan unless and until the effectiveness of any ESG Amendment.”

(h)
Section 5.04(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i) Maximum Leverage Ratio. Maintain at all times a Leverage Ratio of not greater than 60%; provided, however, that the Leverage Ratio may be increased to 65% for the four consecutive fiscal quarters following the fiscal quarter in which a Material Acquisition occurs (the period during which any such increase in the Leverage Ratio shall be in effect being called a “Leverage Increase Period”). There shall be no more than two Leverage Increase Periods prior to the Termination Date.”

(i)
Section 5.04(a)(iv) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(iv) Minimum Tangible Net Worth. Maintain at all times tangible net worth of the Parent and its Subsidiaries, as determined in accordance with GAAP, of not less than the sum of $1,040,884,500 plus an amount equal to 75% times the net cash proceeds of all issuances and primary sales of Equity Interests of the Parent or the Borrower consummated following March 31, 2024.”

(j)
Section 5.04(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i) Maximum Unsecured Leverage Ratio. Maintain at all times an Unsecured Leverage Ratio of not greater than 60%; provided, however, that the Unsecured Leverage Ratio may be increased to 65% for the four consecutive fiscal quarters following the fiscal quarter in which a Material Acquisition occurs (the period during which any such increase in the Leverage Ratio shall be in effect being called a “Unsecured Leverage Increase Period”). There shall be no more than two Unsecured Leverage Increase Periods prior to the Termination Date.”

(k)
Section 8.10 of the Credit Agreement is hereby deleted in its entirety.
(l)
Section 9.01(a) of the Credit Agreement is hereby amended as follows:
(i)
The words “or (x)” are hereby deleted and replaced with the following:

“(x) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Debt without the consent of each Lender or (xi)”

(ii)
The reference to Section 10.01(d) in clause (C) of the proviso is hereby amended to reference Section 9.01(d).
Article II

CONDITIONS TO EFFECTIVENESS
2.1
Closing Conditions.
(a)
Except for Section 1.1(l), this Amendment shall become effective as of June 28, 2024 on the date on which, and only if, each of the following conditions precedent shall have been satisfied (such date, the “Amendment Effective Date”):
(i)
The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Guarantors;
(ii)
The Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders; and
(iii)
All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.
(b)
Section 1.1(l) shall become effective as of June 28, 2024 on the date on which, and only if, each of the following conditions precedent shall have been satisfied:

(i)
each of the conditions precedent to the Amendment Effective Date have been satisfied; and
(ii)
The Administrative Agent shall have received counterparts of this Amendment executed by all of the Lenders.
(c)
The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein.
Article III

MISCELLANEOUS
3.1
Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as specifically amended and modified hereby, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed by the Loan Parties and shall remain in full force and effect according to their respective terms.
3.2
Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a)
It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)
This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)
After giving effect to this Amendment, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and except further to the extent any such representations and warranties that are no longer true and correct as a result of factual changes since the Closing Date that are permitted under the Credit Agreement) as of the date hereof (except for those which expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).
(e)
As of the date hereof, to the knowledge of the Borrower, there exists no Default or Event of Default under any of the Loan Documents.
(f)
The Obligations are not subject to any offsets, defenses or counterclaims.
3.3
Reaffirmation of Obligations. Except as specifically amended or modified hereby, each Loan Party hereby ratifies the Credit Agreement and the other Loan Documents and acknowledges and reaffirms (a)

that it is bound by all terms of the Credit Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of the Obligations.
3.4
Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment. No amendment, modification, or waiver of any of the provisions of this Amendment by any party hereto shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto.
3.5
Expenses. Each Loan Party agrees jointly and severally to pay, in accordance with Section 9.04 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable and documented fees and expenses of O’Melveny & Myers LLP, counsel for the Administrative Agent.
3.6
Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7
Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8
Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means (e.g., PDF by e-mail) shall be effective as an original and shall constitute a representation that an original will be delivered. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment and each other Loan Document. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by a manually executed counterpart. Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Loan Document based solely on the lack of paper original copies of this Amendment and/or such other Loan Document and (ii) any claim against the Administrative Agent or any Lender for any liabilities arising solely from such Person’s reliance on or use of electronic signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.

3.9
No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lender Parties, or the Administrative Agent’s or the Lender Parties’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
3.11
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12
Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.16 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

BORROWER:

EASTERLY GOVERNMENT PROPERTIES LP,
a Delaware limited partnership

By:	EASTERLY GOVERNMENT PROPERTIES,
INC., a Maryland corporation,
its sole General Partner

	By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

PARENT:

EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation

	By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

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SUBSIDIARY GUARANTORS:

USGP ALBANY DEA, LLC,

a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and Chief Accounting Officer

USGP DALLAS DEA LP,
a Delaware limited partnership

By: USGP DALLAS 1 G.P., LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

USGP DEL RIO CH LP,
a Delaware limited partnership

By: USGP DEL RIO 1 G.P., LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

USGP FRESNO IRS, LLC,
a Delaware limited liability company

By: USGP FRESNO IRS MEMBER LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

USGP SAN ANTONIO, LP,
a Delaware limited partnership

By: USGP SAN ANTONIO GP, LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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USGP ALBUQUERQUE USFS I, LLC,
a Delaware limited liability company

By: USGP ALBUQUERQUE USFS I MEMBER, LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

USGP II ARLINGTON PTO LP,
a Delaware limited partnership

By: USGP II ARLINGTON PTO GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

USGP II LAKEWOOD DOT LP,
a Delaware limited partnership

By: USGP II LAKEWOOD DOT GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

USGP II LITTLE ROCK FBI LP,
a Delaware limited partnership

By: USGP II LITTLE ROCK FBI GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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USGP II MARTINSBURG USCG LP,
a Delaware limited partnership

By: USGP II MARTINSBURG USCG GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 4411 OMAHA LP,
a Delaware limited partnership

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP CH EL CENTRO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP DEA NORTH HIGHLANDS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP DEA RIVERSIDE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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EGP DEA SANTA ANA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP DEA VISTA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP DEA WH SAN DIEGO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP SSA SAN DIEGO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP HUNTER LUBBOCK LP,
a Delaware limited partnership

By: EGP LUBBOCK GP LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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EGP CH ABERDEEN LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 2297 OTAY LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP USCIS LINCOLN LLC, a Delaware limited

liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP DEA LAB DALLAS LP,
a Delaware limited partnership

By: EGP DEA LAB DALLAS GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 1970 RICHMOND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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EGP 5441 ALBUQUERQUE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 601 OMAHA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 920 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 300 KANSAS CITY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 1000 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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EGP 200 ALBANY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 401 SOUTH BEND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 5425 SALT LAKE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 1540 SOUTH BEND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 1201 ALAMEDA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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EGP 10749 LENEXA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 1547 TRACY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 5855 SAN JOSE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 10824 DALLAS LP,
a Delaware limited partnership

By: EGP 10824 DALLAS GENERAL PARTNER LLC, its general partner

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 130 BUFFALO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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EGP 320 CLARKSBURG LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 320 PARKERSBURG LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 500 CHARLESTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 2300 DES PLAINES LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 3311 PITTSBURGH LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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EGP 85 CHARLESTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 7400 BAKERSFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 1440 UPPER MARLBORO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 836 BIRMINGHAM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 22624 STERLING LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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EGP 1201 PORTLAND LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 116 SUFFOLK LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 2901 NEW ORLEANS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 11201 LENEXA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 14101 TUSTIN LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

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ORANGE VA LLC,
a Delaware limited liability company

By: EGP WEST HAVEN LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 660 EL PASO LP,
a Delaware limited partnership

By: EGP 660 EL PASO GENERAL PARTNER LLC, its general member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 4444 MOBILE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP CHICO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 200 MOBILE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

[Signatures continue]

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

EGP 4136 NORTH CHARLESTON LLC,

a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 111 JACKSON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 654 LOUISVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 717 LOUISVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 1501 KNOXVILLE LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

[Signatures continue]

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

EGP 318 SPRINGFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 7220 KANSAS CITY LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP DEA PLEASANTON LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 925 BROOKLYN HEIGHTS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

WEST INDY VA LLC,
a Delaware limited liability company

By: EGP 3510 LUBBOCK LLC, its sole member

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

[Signatures continue]

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

EGP 17101 BROOMFIELD LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 5525 TAMPA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 2146 COUNCIL BLUFFS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 1065 ANAHEIM LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 2400 NEWPORT NEWS LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

[Signatures continue]

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

EGP 1500 ATLANTA LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 555 GOLDEN LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 8222 IRVING LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 9495 ORLANDO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

EGP 6643 ORLANDO LLC,
a Delaware limited liability company

By: /s/ Allison Marino

Name: Allison Marino

Title: Chief Financial Officer and
Chief Accounting Officer

[Signatures continue]

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

CITIBANK, N.A., as an Initial Lender

By: /s/ Ana Rosu Marmann
Name: Ana Rosu Marmann
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an Initial Lender

By: /s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: Senior Vice President

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

WELLS FARGO BANK, N.A., as an Initial Lender

By: /s/ Oliver Woodruff
Name: Oliver Woodruff
Title: Vice President

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

BMO BANK, N.A. (previously BMO Harris Bank, N.A.), as an Initial Lender

By: /s/ Darin Mainquist
Name: Darin Mainquist
Title: Director

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

RAYMOND JAMES BANK, as an Initial Lender

By: /s/ Alex Sierra
Name: Alex Sierra
Title: SVP

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

ROYAL BANK OF CANADA, as an Initial Lender

By: /s/ Edward McKenna
Name: Edward McKenna
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

TRUIST BANK, as an Initial Lender

By: /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as an Initial Lender

By: /s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Second A&R Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as an Initial Lender

By: /s/ Germaine R. Korhone
Name: Germaine R. Korhone
Title: Senior Vice President

[Signature Page to Second Amendment to Second A&R Credit Agreement]